Exhibit 23(b)





                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 29, 2002, relating to the consolidated financial statements and financial statement schedules of Conseco, Inc. and subsidiaries, which appear in the Annual Report on Form 10-K of Conseco, Inc. for the year ended December 31, 2001.


                                       /s/ PricewaterhouseCoopers LLP
                                       -----------------------------------
                                       PricewaterhouseCoopers LLP



Indianapolis, Indiana
June 3, 2002